SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                          April 29, 2003

Building Materials Holding Corporation.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-23135	91-1834269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FOUR EMBARCADERO CENTER, SUITE 3250

SAN FRANCISCO, CA  94111-4167

(Address OF Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (415)627-9100

Item 5.                    Other.

On April 29, 2003, the Registrant issued a press release announcing its sales and preliminary earnings for first quarter ended March 31, 2003. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Information for Item 12 is being provided under Item 5 of this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 29, 2003

Building Materials Holding Corporation
By:	/s/ Ellis C. Goebel
Ellis C. Goebel
Senior Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Preliminary Earnings Announcement dated April 29, 2003